Exhibit 99.1

FOR RELEASE 7:00 A.M. CENTRAL THURSDAY, JUNE 14, 2007 Contact: John K. Bakewell (901) 867-4527
Wright Medical Group, Inc. Announces Plan to Close
Toulon, France Facility
ARLINGTON, TN – June 14, 2007 – Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics, announced today that it has completed a review of its worldwide operations and, as a result, is planning to close the Company’s manufacturing, distribution and administrative facility located in Toulon, France.
Wright has entered into discussions regarding the facility’s closure with the local staff representatives of the approximately 130 Toulon-based employees affected. Wright expects that the facility closure will be completed during the next six months, with all Toulon production being transferred to the Company’s existing manufacturing facility in Arlington, Tennessee and the majority of its distribution activities being transferred to the Company’s European headquarters in Amsterdam, The Netherlands.
Gary D. Henley, President and Chief Executive Officer stated, “After careful analysis and consideration, we have reached a clear conclusion with respect to our worldwide capacities. The closing of our Toulon operations, while painful to all of us, is necessary to ensure the long-term competitiveness of the Company. Our decision impacts a significant number of talented and long-standing Wright Medical employees. Throughout this process we will be working to reduce the impact that our decision will have on those employees and on the local community.”
The Company estimates that the pre-tax charges related to the closing of the Toulon facilities will be in the range of approximately $20 million to $25 million. These charges include both cash and non-cash items such as asset impairment charges, severance and benefits costs, external legal and professional fees, and other costs. A portion of these charges is expected to be recorded in each of the second, third and fourth quarters of 2007.
Conference Call
The Company will host a conference call starting at 8:00 a.m. (Central Time) today. The live dial-in number for the call is 800-565-5442 (domestic) or 913-312-1298 (international). To access a simultaneous webcast of the conference call via the internet, go to the “Corporate – Investor Information” section of the Company’s website located at www.wmt.com. A replay of the conference call by telephone will be available starting at 10:00 a.m. (Central Time) today and continuing until 12:00 a.m. (Central Time) on June 21, 2007. To hear this replay, dial 888-203-1112 (domestic) or 719-457-0820 (international) and enter the registration number 4974418. A replay of the conference call will also be available via the internet starting today and continuing for at least 12 months. To access a replay of the conference call via the internet, go to the “Corporate – Investor Information – Audio Archives” section of the Company’s website located at www.wmt.com.
The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

Safe-Harbor Statement
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this press release, other than statements of historical fact, are forward-looking statements. Forward-looking statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends. The Company wishes to caution readers that actual results might differ materially from those described in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including the factors discussed in the Company’s filings with the Securities and Exchange Commission (including the Company’s annual report on Form 10-K for the year ended December 31, 2006, under the heading, “Risk Factors” and its quarterly reports), which could cause the Company’s actual results to materially differ from those described in the forward-looking statements. Although the Company believes that the forward-looking statements are accurate, there can be no assurance that any forward-looking statement will prove to be accurate. A forward-looking statement should not be regarded as a representation by the Company that the results described therein will be achieved. The Company wishes to caution readers not to place undue reliance on any forward-looking statement. The forward-looking statements are made as of the date of this press release. The Company assumes no obligation to update any forward-looking statement after this date.
Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics. The Company has been in business for more than 50 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit the Company’s website at www.wmt.com.
#####